ASSETS TRANSFER AND SHARE ISSUANCE AGREEMENT

This ASSETS TRANSFER AND SHARE ISSUANCE AGREEMENT ("Agreement") is entered into on this 14th Day of November, 2007 by and among Hanqiao Zheng ("Zheng"), Shanghai TCH Energy Technology Co. Ltd ("TCH") and China Recycling Energy Corporation ("CREG"), Zheng, CREG and TCH are collectively referred to as "Parties".

RECITAL

WHEREAS, Hanqiao Zheng is the owner of two TRT systems ("Invested Assets"), including all the equipments, components, devices, computer programs, accessories, and facilities of the said TRT systems. The total value of the Invested Assets is $ 9,677,420;

WHEREAS, China Recycling Energy Corporation ("CREG") is a corporation duly incorporated under the laws of State of Nevada;

WHEREAS, Shanghai TCH Energy Technology Co. Ltd ("TCH") is the wholly owned subsidiary company of CREG, with its place of organization and principal placement of business in the People’s Republic of China ("PRC");

WHEREAS, Zheng wishes and agrees to assign and transfer all of the the Invested Assets to CREG as a capital investment and CREG agrees to accept such capital investment from Zheng upon the terms and conditions of this Agreement;

WHEREAS, upon CREG’s receipt of The Invested Assets from Zheng as capital investment, CREG wishes to sell and transfer the Invested Assets to TCH and TCH agrees to accept such sale and transfer upon the terms and conditions of this Agreement;

NOW THEREFORE, in consideration of the foregoing and of the mutual covenants set forth below, the parties hereby agree as follows:

ARTICLE I

ASSIGMENT OF THE INVESTED ASSETS FROM ZHENG TO CREG

Section 1.1. Assignment of the Invested Assets from Zheng to CREG.

Zheng agrees to assign and transfer all of the Invested Assets to CREG as a capital investment and CREG agrees to accept such capital investment from Zheng. Upon assignment and transfer of the Invested Assets from Zheng to CREG, CREG shall assume and agree to pay or discharge when due all the liabilities and obligations of Zheng related or attributable to the Invested Assets (hereinafter, the "Assumed Liabilities").

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Section 1.2. Issuance of Shares.

In exchange for Zheng’s assignment and transfer of the Invested Assets to CREG, CREG shall issue and deliver to Zheng the stock certificates representing 7,867,821 shares of Common Stock of CREG (the "Shares"), $ 0.001 par value per share, at the price of $ 1.23 per share.

Section 1.3. First Closing (from Zheng to CREG).

The assignment and transfer of the Invested Assets from Zheng to CREG ("First Closing") shall take place at such other time and place as CREG and Zheng mutually agree upon, orally or in writing. CREG shall deliver to Zheng either (i) a certificate or certificates representing the Shares issued or (ii) instruments of assignment or transfer that shall, in the reasonable opinion of Zheng be necessary to issue the Shares to Zheng. At the First Closing, Zheng shall deliver or cause to be delivered to CREG good and sufficient instruments of transfer transferring to CREG title to all of the Invested Assets and shall effectively vest in CREG good title to all of the Invested Assets. Zheng shall deliver or cause to be delivered to CREG all written leases, contracts, commitments and rights evidencing the Invested Assets and the liabilities associated with the Invested Assets, with such assignments thereof and consents to assignments as are necessary to assure CREG of the full benefit of the same. Zheng shall take all requisite steps to put CREG (or its designee) in actual possession and operating control of the Invested Assets.

ARTICLE II.

SALE OF THE INVESTED ASSETS FROM CREG TO TCH

Section 2.1. Sale and Transfer of the Invested Assets from CREG to TCH.

Upon the First Closing whereas CREG receives the Invested Assets from Zheng as capital investment, CREG agrees to sell and transfer all of the Invested Assets to TCH for a total price of $ 9,677,420. Upon sale and transfer of the Invested Assets from CREG to TCH, TCH shall assume and agree to pay or discharge when due all the liabilities and obligations of CREG related or attributable to the Invested Assets and CREG will cease to assume and pay or discharge when due all the liabilities and obligations set forth in Section 1.1 of this Agreement.

Section 2.2. Second Closing (from CREG to TCH).

The sale and transfer of the Invested Assets from CREG to TCH ("Second Closing") shall take place at such other time and place as CREG and TCH mutually agree upon, orally or in writing and may take place at the same place and time of First Closing. At the Second Closing, CREG shall deliver or cause to be delivered to TCH good and sufficient instruments of transfer transferring to TCH title to all of the Invested Assets and shall effectively vest in TCH good title to all of the Invested Assets. CREG shall deliver or cause to be delivered to TCH all written leases, contracts, commitments and rights evidencing the Invested Assets and the liabilities associated with the Invested Assets, with such assignments thereof and consents to assignments as are necessary to assure TCH of the full benefit of the same. CREG shall take all requisite steps to put TCH (or its designee) in actual possession and operating control of the Invested Assets.

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ARTICLE III

REPRESENTATIONS AND WARRANTIES

Section 3.1 Representations and Warranties of Zheng.

Zheng represents and warrants to CREG, as of the date hereof and as of the First Closing, with respect to himself and the share issuance, that the following statements are true and correct:

(a)

Zheng has all power and authority to execute, deliver and perform this Agreement.

(b)

This Agreement is the valid and binding obligation of Zheng, enforceable against Zheng in accordance with its terms.

(c)

The Common Stock will be acquired for investment for the account of Zheng, and not as a nominee or agent, and not with a view to the distribution or public offering thereof. In connection therewith, Zheng confirms that he is neither a U.S Person, as such term is defined in Rule 902(k) of Regulation S, nor located within the United States, and that the transaction will be between non-U.S. Persons, and take place outside of the United States.

(d)

Zheng has not been contacted concerning the acquired Shares or the matters set forth in this Agreement by means of any advertisement or other general solicitation.

(e)

Zheng understands that (i) the acquired Shares have not been registered under either the Securities Act of 1933, as amended or the securities laws of any state by reason of specific exemptions therefrom and that such securities may be resold in the United States without registration under the Securities Act only in certain limited circumstances.

(f)

Zheng has access to information relating to CREG as Zheng deems necessary to make an informed investment decision in connection with the acquired Shares, and except as provided in Section 3.2 below, CREG is making no representations and warranties concerning the acquired Shares or the business of the Company.

(g)

Zheng understands that Regulation S promulgated under the Securities Act, is available only for offers and sales of securities outside the United States, and will comply with Regulation S, specifically complying with the restrictions on re-sale of the securities of Rules 903 (a) and (b)(3) of Regulation S.

(h)

Zheng is also an "accredited investor" as that term is defined in Rule 501(a) of Regulation D, provided that the sales of securities under this Agreement is an offshore sale in reliance upon the exemption from securities registration afforded by the provisions of Regulation S;

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(i)

Zheng understands that (i) the Shares have not been and are not being registered under the Securities Act or any state securities laws, and may not be offered, sold, pledged or otherwise transferred unless subsequently registered thereunder or an exemption from such registration is available; (ii) any sale of such Securities made in reliance on Rule 144 under the Securities Act (or a successor rule) ("Rule 144") may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of such Securities without registration under the Securities Act under circumstances in which CREG may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder in order for such resale to be allowed, (iii) CREG is under no obligation to register such Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

(j)

Legends. Zheng acknowledges that the Shares he acquires in exchange for the The Invested Assets will bear the following restrictive legend:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE HOLDER HEREOF, BY PURCHASING THE SECURITIES, ACKNOWLEDGES THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY: (A) TO THE COMPANY, (B) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE LOCAL OR STATE LAWS AND REGULATIONS, (C) INSIDE THE UNITED STATES PURSUANT TO (I) RULE 144A UNDER THE SECURITIES ACT TO A PERSON WHO THE COMPANY REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER THAT IS PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ONE OR MORE QUALIFIED INSTITUTIONAL BUYERS TO WHOM WRITTEN NOTICE IS GIVEN THAT THE OFFER, SALE OR TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR (II) THE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND ANY APPLICABLE STATE SECURITIES LAWS OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE UNITED STATES FEDERAL OR STATE SECURITIES LAWS, AFTER PROVIDING AN OPINION OF COUNSEL OF RECOGNIZED STANDING REASONABLY SATISFACTORY TO THE COMPANY TO THAT EFFECT.

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(k)

Zheng acknowledges that he is aware of his respective obligations under the Securities Exchange Act of 1934 (the "1934 Act"), including, but not limited to those filing obligations that are triggered as a result of the consummation of the sale of the Sale Shares pursuant to Sections 13 and 16 of the 1934 Act, together with filings required to be made by CREG, under the control of Zheng, after the consummation of the sale of the Shares.

Section 3.2.Representations and Warranties of CREG.

CREG represents and warrants to Zheng and TCH as of the date hereof and as of the First Closing and the Second Closing that the following statements are true and correct:

(a)

CREG is a corporation duly organized and existing in good standing under the laws of the state of Nevada and has the requisite corporate power to own its properties and to carry on its business as now being conducted. CREG is duly qualified as a corporation to do business and is in good standing in every jurisdiction where the failure so to qualify or be in good standing could reasonably be expected to have a Material Adverse Effect. "Material Adverse Effect" means any effect which, individually or in the aggregate with all other effects, reasonably would be expected to be materially adverse to the business, operations, properties, financial condition, operating results or prospects of CREG taken as a whole, or on the transactions contemplated hereby.

(b)

CREG has the requisite corporate power and authority to enter into and perform under the Agreement and the execution, delivery and performance of the Agreement by CREG and the consummation by it of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Shares and the sale and transfer of the The Invested Assets) have been duly authorized by all necessary corporate action and no further consent or authorization of CREG, its board of directors, or its stockholders or any other Person is required with respect to any of the transactions contemplated hereby; this Agreement has been duly executed and delivered by CREG; and this Agreement constitutes legal, valid and binding obligations of CREG enforceable against CREG in accordance with their respective terms, except to the extent that such validity or enforceability may be subject to or affected by any bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights or remedies of creditors generally, or by other equitable principles of general application, and as rights to indemnity and contribution under this Agreement may be limited by federal or state securities laws. "Person" means any individual, sole proprietorship, partnership, limited liability company, joint venture, trust, unincorporated association, corporation, entity or government (whether federal, state, county, city or otherwise, including, without limitation, any instrumentality, division, agency or department thereof).

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(c)

Except as set forth in (b) of this Section 3.2, the execution, delivery and performance by CREG, the offer and issuance of the Shares and the sale and transfer of the Invested Assets require no consent of, action by or in respect of, or filing with, any Person, governmental body, agency, or official other than filings that have been made pursuant to applicable state securities laws, post-sale filings pursuant to applicable state and federal securities laws, filings with the OTCBB and any consent, action or filing that either individually or in the aggregate would not have a Material Adverse Effect.

(d)

Except as disclosed in CREG’s SEC Documents filed by it with the SEC, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, or self-regulatory organization or body pending or, to CREG’s knowledge, threatened against or affecting CREG or any of its directors or officers in their capacities as such which could reasonably be expected to have a Material Adverse Effect. There are no facts known to CREG which, if known by a potential claimant or governmental authority, could reasonably be expected to give rise to a claim or proceeding which, if asserted or conducted with results unfavorable to CREG could reasonably be expected to have a Material Adverse Effect.

(e)

CREG acknowledges and agrees that CREG’s decision to enter into this Agreement and the transactions contemplated hereby has been based solely on an independent evaluation by CREG and its representatives.

(f)

Neither CREG nor to CREG’s knowledge any distributor participating on CREG’s behalf in the transactions contemplated hereby (if any) nor any person acting for CREG, or to CREG’s knowledge any such distributor, has conducted any "general solicitation," as described in Regulation D, with respect to any of the Shares being offered hereby.

Section 3.3.Representations and Warranties of TCH.

TCH represents and warrants to Zheng and CREG as of the date hereof and as of the Second Closing that the following statements are true and correct:

(a)

TCH is a limited liability company duly organized and existing in good standing under the laws of the People’s Republic of China and has the requisite corporate power to own its properties and to carry on its business as now being conducted. TCH is duly qualified as a company to do business and is in good standing in every jurisdiction where the failure so to qualify or be in good standing could reasonably be expected to have a Material Adverse Effect.

(b)

TCH has the requisite corporate power and authority to enter into and perform under the Agreement and the execution, delivery and performance of the Agreement by TCH and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action and no further consent or authorization of TCH, its board of directors, or its stockholders or any other Person is required with respect to any of the transactions contemplated hereby; this Agreement has been duly executed and delivered by TCH; and this Agreement constitutes legal, valid and binding obligations of TCH enforceable against TCH in accordance with their respective terms, except to the extent that such validity or enforceability may be subject to or affected by any bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights or remedies of creditors generally, or by other equitable principles of general application, and as rights to indemnity and contribution under this Agreement may be limited by Chinese laws.

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(c)

Except as set forth in (b) of this Section 3.3, the execution, delivery and performance by TCH require no consent of, action by or in respect of, or filing with, any Person, governmental body, agency, or official other than filings that have been made pursuant to applicable Chinese laws.

(d)

There is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, or self-regulatory organization or body pending or, to TCH’s Knowledge, threatened against or affecting TCH or any of its directors or officers in their capacities as such which could reasonably be expected to have a Material Adverse Effect. There are no facts known to TCH which, if known by a potential claimant or governmental authority, could reasonably be expected to give rise to a claim or proceeding which, if asserted or conducted with results unfavorable to TCH could reasonably be expected to have a Material Adverse Effect.

ARTICLE IV

MISCELLANEOUS

Section 4.1.Governing Law; Successors and Assigns.

This Agreement shall be governed and construed in accordance with the law of the State of Nevada, applicable federal law and Chinese laws and shall be binding upon the heirs, personal representatives, executors, administrators, successors and assigns of the parties

Section 4.2.Entire Agreement.

This Agreement constitutes the entire agreement of the Parties with respect to the subject matter hereof and supersedes and replaces any prior agreement or understanding between the Parties.

Section 4. 3. Headings.

The headings of the Sections of this Agreement are for convenience and shall not by themselves determine the interpretation of this Agreement.

Section 4.4. Counterparts.

This Agreement may be executed in any number of counterpart copies, all of which copies shall constitute one and the same instrument.

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THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGE FOLLOWS

IN WITNESS WHEREOF, the Parties hereto have signed this Agreement as of the date first above written.

HANQIAO ZHENG

By

/s/Hanqiao Zheng
Hanqiao Zheng

China Recycling Energy Corporation

By

/s/Guangyu Wu
Guangyu Wu
Chief Executive Officer

Shanghai TCH Energy Technology Co. Ltd.
By

/s/ Shanghai TCH Energy Technology Co. Ltd.
Shanghai TCH Energy Technology Co. Ltd.

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